Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,362,471,499.12
Previously Paid Amount	0.00
Total Fee Amount	464,357.31
Total Offset Amount	0.00
Net Fee	$ 464,357.31
Final Prospectus	false